UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216 Brookwood, Alabama	35444
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 9, 2023, the Company issued a press release (the “Press Release”) announcing the commencement of its offer to purchase (the “Restricted Payment Offer”), in cash, up to $150,000,000 principal amount of the Company’s outstanding 7.875% Senior Secured Notes due 2028 (the “Notes”), upon the terms and subject to the conditions set forth in the Restricted Payment Notice and Offer to Purchase, dated August 9, 2023 (the “RP Offer Document”).

The Press Release also announced that, concurrently with, but separate from, the Restricted Payment Offer, the Company commenced a cash tender offer (the “Tender Offer” and, together with the Restricted Payment Offer, the “Offers”) to purchase up to $150,000,000 principal amount of the Notes upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 9, 2023 (the “TO Offer Document”).

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information contained in this report shall not constitute an offer to sell, or a solicitation of an offer to purchase, the Notes or any other securities of the Company. The Company is making the Offers only in jurisdictions in which it is permitted to do so pursuant to applicable law. The Offers are being made solely pursuant to the RP Offer Document and the TO Offer Document, as applicable, which set forth the complete terms and conditions of the Offers.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release Regarding Concurrent Tender Offers, dated August 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: August 9, 2023	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer